UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 06, 2026

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 453-3596

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On February 6, 2026, Pyxis Oncology, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing that, among other items, Lara Sullivan, M.D. ceased serving as the Chief Executive Officer, principal executive officer, and in any other executive capacity of the Company, effective February 2, 2026.

This Amendment No. 1 to the Original Form 8-K is being filed to report a Separation and General Release Agreement (the “Separation Agreement”) between the Company and Dr. Sullivan.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2026 (the “Effective Date”), the Separation Agreement between the Company and Dr. Sullivan became binding and effective, addressing Dr. Sullivan’s separation from the Company. Also on the Effective Date, Dr. Sullivan resigned from the Board of Directors of the Company. Dr. Sullivan’s resignation from the Board of Directors was not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

Under the Separation Agreement, Dr. Sullivan will continue to receive her existing salary for 18 months and is entitled to continued health coverage for up to 12 months after the Effective Date. Additionally, the Compensation Committee of the Board approved the accelerated vesting of all unvested restricted stock units and unvested stock options previously granted to her and an extension of the post-termination exercise period for all of her accelerated stock options to December 31, 2030. The Separation Agreement also provides for a one-year post-separation non-solicitation covenant applicable to Dr. Sullivan and a one-year post-separation non-disparagement covenant applicable to both parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	April 30, 2026	By:	/s/ Jitendra Wadhane
Jitendra Wadhane Principal Financial and Accounting Officer